UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 24, 2008

CANTEL MEDICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction	(Commission	(IRS Identification
of incorporation)	File Number)	Number)

150 Clove Road, Little Falls, New Jersey		07424
Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 890-7220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities  Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05                                             Costs Associated with Exit or Disposal Activities.

The Company’s Minntech Corporation subsidiary (“Minntech”) approved a program under which it will relocate all of its remaining Dutch manufacturing operations to the United States. The program is part of the Company’s continuing effort to reduce operating costs and leverage the existing infrastructure of its Minntech operations in Minneapolis. The Company communicated the relocation program to its employees on June 24, 2008.

The relocation of the Dutch manufacturing operations will lead to the elimination of approximately 16 employee positions in the Netherlands and the discontinuance of onsite material management, quality assurance, finance and accounting, human resources and some customer service functions. The relocation program should be completed by December 2008 and is anticipated to result in annual pre-tax savings of over $1,000,000 through the more efficient utilization of Minntech’s US-based resources.

In connection with the relocation plan, based on management’s preliminary good faith estimate, the Company anticipates incurring severance costs of approximately $550,000, asset impairment charges in the range of $200,000 to $300,000 and inventory write-down and other associated costs of approximately $200,000. Of those amounts, the Company anticipates that approximately 50-60% will be recorded in the 4th quarter of FY 2008 and the balance recorded during the first four months of FY 2009. Additionally, the Company intends to sell its facility in Holland. Although the timing and financial effect of this sale are currently unknown, based on the appraised value of the facility, the Company anticipates that it will generate a gain on the sale of approximately $300,000.

Item 7.01                                             Regulation FD Disclosure.

A copy of the press release announcing the Dutch relocation plan as well as other financial matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01                                             Financial Statements, Pro-Forma Financial Information and Exhibits

(c) Exhibit 99.1 - Press release of Registrant dated June 30, 2008.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

All statements in this Form 8-K that do not directly and exclusively relate to historical facts constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include (but are not limited to) statements regarding the expected amounts of charges and annual savings resulting from the plan to relocate the Dutch manufacturing operations to the United States and related actions and other statements that may be identified by the use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” and similar expressions. These forward-looking statements are only predictions and represent the Company’s current intentions, plans, expectations, and beliefs, and are subject to risks, uncertainties, and other factors, many of which are beyond the control of the Company, that may cause actual results to differ materially from those anticipated. Certain of such risks and uncertainties are identified in the Company’s reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.

	By:	/s/ Andrew A. Krakauer
Andrew A. Krakauer
President

Dated: June 30, 2008